SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               September 5, 2003
                               -----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                          Omni Medical Holdings, Inc.
                          ---------------------------
            (Exact Name of Registrant as Specified in its Charter)

          Utah                    0-26177                 87-0425275
          ----                    -------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                        1107 Mt. Rushmore Road, Suite 2
                        Rapid City, South Dakota 57701
                        -------------------------------
                   (Address of Principal Executive Offices)

                                (605) 718-0380
                                --------------
                         Registrant's Telephone Number

                            Piezo Instruments, Inc.
                         4685 South Highland Drive, #202
                           Salt Lake City, Utah 84117
                           --------------------------
         (Former Name or Former Address if changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

                CONSOLIDATED FINANCIAL STATEMENTS

               YEARS ENDED MARCH 31, 2003 AND 2002

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

               YEARS ENDED MARCH 31, 2003 AND 2002

                             CONTENTS


Independent auditors' report                                  1

Financial statements:

  Consolidated balance sheets                                 2

  Consolidated statements of operations                       3

  Consolidated statements of shareholders' (deficit) equity   4

  Consolidated statements of cash flows                       5

  Notes to consolidated financial statements             6 - 16

                   INDEPENDENT AUDITORS' REPORT


Board of Directors
Mastel Precision, Inc.

We have audited the accompanying consolidated balance sheet of Omni Medical Holdings, Inc. and subsidiaries ("the Company") as of March 31, 2003, and the related consolidated statements of operations, shareholders' (deficit) equity and cash flows for the years ended March 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Omni Medical Holdings, Inc. and subsidiaries as of March 31, 2003, and the results of their operations and their cash flows for the years ended March 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

Our audit was performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The proforma balance sheet as of March 31, 2003 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements, and, accordingly, we express no opinion on it.


September 2, 2003

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

                   CONSOLIDATED BALANCE SHEETS

                          MARCH 31, 2003

                                                       Unaudited
                                                       Profoma     Historical
                                                        (Note 1)
Current assets:
   Cash                                              $  215,691  $  257,963
   Accounts receivable, net of allowance for
   doubtful accounts of $54,950 (Note 5)                  8,820      79,252
   Inventory (Note 5)                                               400,888
                                                     ----------   ---------
     Total current assets                               224,511     738,103

Property and equipment, net (Notes 4 and 5)             143,787     174,169
Goodwill                                                 36,000      36,000
Intangible asset                                         27,980      27,980
                                                     ----------   ---------
     Total assets                                    $  432,278   $ 976,252
                                                     ==========   =========

               LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                  $    6,416   $ 272,658
   Accrued expenses                                       5,130      30,258
   Notes payable, current portion (Note 5)               33,991     322,680
                                                     ----------   ---------
     Total current liabilities                           45,537     625,596

Notes payable, net of current portion (Note 5)          164,122     164,122
                                                     ----------   ---------
     Total liabilities                                  209,659     789,718
                                                     ----------   ---------
Commitments (Notes 5, 6 and 7)

Shareholders' equity (Notes 6 and 9):
   Common stock, $.001 par value, 20,000,000 shares
    authorized; 13,416,417 shares issued and
    outstanding at March 31, 2003                         8,345      13,417
   Additional paid in capital                         1,576,043   1,571,502
   Deferred compensation expense                        (41,111)    (41,111)
   Accumulated deficit                               (1,320,658) (1,332,566)
   Advance receivable, shareholder (Note 6)                         (24,708)
                                                     ----------  ----------
     Total shareholders' equity                         222,619     186,534
                                                     ----------  ----------
     Total liabilities and shareholders' equity      $  432,278  $  976,252
                                                     ==========  ==========

See notes to consolidated financial statements.

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

              CONSOLIDATED STATEMENTS OF OPERATIONS

               YEARS ENDED MARCH 31, 2003 AND 2002

                                                      2003         2002
Revenues                                         $ 1,080,474   $  836,466
Cost of sales                                        520,663      241,776
                                                 -----------   ----------
Gross profit                                         559,811      594,690

General and administrative expenses                1,060,581      716,380
                                                 -----------   ----------
Loss from operations                                (500,770)    (122,690)

Other income(expense):
Interest income                                       32,400           18
Interest expense                                     (46,720)     (65,048)
                                                 -----------   ----------
Net loss                                         $  (515,090)  $ (186,720)
                                                 ===========   ==========
See notes to consolidated financial statements.

           ONMI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

    CONSOLIDATED STATEMENTS OF SHAREHOLDERS' (DEFICIT) EQUITY

               YEARS ENDED MARCH 31, 2003 AND 2002


                                                        Additional  Deferred
                                              Common    Paid-in   Compensation
                                      Shares  Stock     Capital     Expense
Balance, April 1, 2001            10,946,829  10,947     786,659
Issuance of common stock in
exchange for note payable             43,829      44      19,956
Issuance of common stock to
employees                          1,314,878   1,315      78,685    (80,000)
Earned compensation expense                                          12,222
Advance receivable, shareholder
Net loss
                                  ---------- -------  ----------  ---------
Balances, March 31, 2002          12,305,536  12,306     885,300    (67,778)
Issuance of common stock in
exchange for note payable            197,232     197      44,803
Sale of common stock pursuant
to private placements                197,232     197      44,803
Stock transferred to employees by
majority shareholder                                      52,500
Sale of common stock pursuant to
private placements                   666,667     667     499,333
Issuance of common stock in
business acquisition                  30,000      30      29,970
Earned compensation expense                                          26,667
Issuance of common stock for services 19,750      20      14,793
Net loss
                                  ---------- -------  ----------  ---------
Balances, March 31, 2003          13,416,417 $13,417  $1,571,502  $ (41,111)
                                  ========== =======  ==========  =========

                           [CONTINUED]

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

          CONSOLIDATED STATEMENTS OF SHAREHOLDERS' (DEFICIT) EQUITY

                     YEARS ENDED MARCH 31, 2003 AND 2002

                                                        Advance
                                           Accumulated receivable,
                                              Deficit  shareholder  Total
Balance, April 1, 2001                      (630,756)     (20,470)   146,380
Issuance of common stock in
exchange for note payable                                             20,000
Issuance of common stock to
employees                                                                  0
Earned compensation expense                                           12,222
Advance receivable, shareholder                            (4,238)    (4,238)
Net loss                                    (186,720)               (187,720)
                                          ----------     --------  ---------
Balances, March 31, 2002                    (817,476)     (24,708)   (12,356)
Issuance of common stock in
exchange for note payable                                             45,000
Sale of common stock pursuant
to private placements                                                 45,000
Stock transferred to employees by
majority shareholder                                                  52,500
Sale of common stock pursuant to
private placements                                                   500,000
Issuance of common stock in
business acquisition                                                  30,000
Earned compensation expense                                           26,667
Net loss                                    (515,090)               (515,090)
                                         -----------    --------   ---------
Balances, March 31, 2003                 $(1,332,566)   $(24,708)  $ 186,534
                                         ===========    ========   =========

See notes to consolidated financial statements.

                  OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

         (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

                       CONSOLIDATED STATEMENTS OF CASH FLOWS

                        YEARS ENDED MARCH 31, 2003 AND 2002

                                                    2003             2002
Net loss                                      $ (515,090)     $  (186,720)
Adjustments to reconcile net loss to net cash
(used in) provided by operating activities:
  Depreciation and amortization                   25,937           11,806
  Stock-based compensation expense                93,980           12,222
  Changes in operating assets and liabilities,
   net of effects of business acquisition:
     Accounts receivable                           9,418          201,417
     Inventory                                   146,807           98,633
     Accounts payable                                996         (100,669)
     Accrued expenses                            (11,135)          23,248
                                               ---------      -----------
Net cash (used in) provided by operating
activities                                      (249,087)          59,937
                                               ---------      -----------
Cash flows from investing activities:
   Purchase of property and equipment            (54,960)            (926)
   Payment for purchase of business, net of
   cash acquired                                 (65,000)
                                               ---------      -----------
Net cash used in investing activities           (119,960)            (926)
                                               ---------      -----------
Cash flows from financing activities:
   Notes payable                                 125,000
   Payments of notes payable                     (52,334)         (49,667)
   Proceeds from issuance of common stock        545,000
                                               ---------      -----------
Net cash provided by (used in) financing
activities                                       617,666          (49,667)
                                               ---------      -----------
Net increase in cash                             248,619            9,344
Cash, beginning                                    9,344
                                               ---------      -----------
Cash, ending                                   $ 257,963      $     9,344
                                               =========      ===========
Supplemental disclosure of cash flow information:
Cash paid for interest                         $  45,713      $    65,048
                                               =========      ===========
Supplemental disclosure of non-cash investing
and financing activities:

Inventory transferred to shareholder (Note 6)  $              $     4,238
                                               =========      ===========
Conversion of debt to equity (Note 6)          $  45,000      $    20,000
                                               =========      ===========
Business acquisition (Note 2):
  Fair value of assets acquired                $ 184,761
  Liabilities assumed                            (89,761)
  Common stock issued                            (30,000)
                                               ---------
Cash paid                                      $  65,000
                                               =========
See notes to consolidated financials statements.

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               YEARS ENDED MARCH 31, 2003 AND 2002


1. Business, disposition of MPSI and management's plans:

Business:

Omni Medical Holdings, Inc. ("the Company" or "Omni") formerly known as Mastel Precision, Inc., a Nevada corporation, provides medical billing and transcription services to medical practitioners. At March 31, 2003, the Company's medical transcription operations were located in Alabama. In May 2003, the Company acquired a medical billing operation in Mississippi (Note
10).

Through May 2, 2003, the Company also produced handheld surgical instruments used by ophthalmic surgeons in refractive, corneal and LASIK surgeries and was also a developer of technology to ophthalmic surgeons, specifically within the domain of anterior segment cataract extraction, and foldable intraocular lens placement as well as keratorefractive procedures such as LASIK. The Company operated its surgical instruments business through its wholly-owned subsidiary, Mastel Precision Surgical Instruments, Inc ("MPSI") out of its facility in Rapid City, South Dakota.

Disposition of MPSI:

Effective May 2003, the Company entered into an agreement with one of its officers and shareholders whereby the Company agreed to exchange 100% of the common stock of MPSI and $36,000 cash for all shares of common stock of the Company owned individually or jointly by the officer and his wife, a total of 5,072,100 shares. At the date of the transaction, the assets of MSPI had a carrying value of approximately $500,000 and MPSI's obligations and liabilities had a carrying value of approximately $580,000. Due to the related party nature of the transaction, no gain was recognized and additional paid-in capital was increased by approximately $44,000.

The accompanying unaudited proforma consolidated balance sheet gives effect to the disposition transaction as if it had been consummated on March 31, 2003. The unaudited proforma consolidated balance sheet does not purport to be indicative of the financial position of the Company had the transaction occurred on March 31, 2003.

Management's plans:

The Company has incurred losses during the years ended March 31, 2003 and 2002, and has an accumulated deficit of $1,332,566 at March 31, 2003. Management's plans to address concerns raised by this issue includes:

   a. The disposition of MPSI will allow the Company to concentrate on its medical billing and transcription operations, which management believes can be operated more profitably than MPSI. MPSI's operating losses for the years ended March 31, 2003 and 2002 were approximately $325,000 and $122,000, respectively.

   b. Management expects that cash flows will increase as a result of the Company's disposition of MPSI and it's acquisition of transcription businesses (Notes 2 and 10).

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               YEARS ENDED MARCH 31, 2003 AND 2002

1.  Business, disposition of MPSI and management's plans (continued):

Management's plans (continued):

   c. The Company has been successful in raising limited amounts of capital through the sale of its common stock. In June 2003, the Company raised an additional $45,000 in a private placement. Management believes that additional equity financing will be available from the Company's private placements.

   d. In September 2003, the Company completed a merger agreement with Piezo Instruments, Inc., a publicly trading Utah corporation. (Note 10). Management believes that this transaction will allow the Company access to additional sources of debt and equity financing.


There is no assurance that these or any efforts will be successful. However, management believes that these measures will enable the Company to have adequate funds to support operations for the next twelve months.

2. Business combinations:

On April 15, 2002, MPSI entered into an Agreement for the Exchange of Common Stock ("the Agreement") with Daycor Corporation ("Daycor"), a Nevada Corporation. Pursuant to the Agreement, the shareholders of MPSI sold to Daycor 100% of the issued and outstanding shares of MPSI in exchange for 11,000,000, $.001 par value, newly issued shares of voting common stock of Daycor.

The transaction was accounted for as a reverse acquisition of Daycor by MPSI, since the shareholders of MPSI owned approximately 86% of the post acquisition common stock of the consolidated entity immediately after the completion of the transaction. For accounting purposes, the acquisition has been treated as an acquisition of Daycor by MPSI and as a recapitalization of MPSI. Shares of common stock authorized and issued have been retroactively restated to present the capital structure of Daycor. Concurrent with the merger, Daycor changed its name to Mastel Precision, Inc.

Effective July 10, 2002 the Company entered into an asset purchase agreement with A&V Digital Transcription Services ("A&V"), a general partnership based in the state of Alabama. The results of operations of A&V have been included in the consolidated financial statements since date of acquisition. A&V is a provider of medical transcription services. As a result of the acquisition, the Company entered into the medical billing and transcription market. On September 4, 2002 the Company formed Mastel Precision Health Information Services, Inc. ("MPHIS") (a wholly owned subsidiary of the Company) to operate the transcription services business acquired from A&V.

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               YEARS ENDED MARCH 31, 2003 AND 2002


2.   Business combinations (continued):

The aggregate purchase price was $95,000, including $65,000 in cash, assumption of liabilities of $89,761 and common stock valued at $30,000. The value of the common stock issued was determined by management based on other stock transactions with third parties.

The following table summarizes the estimated fair values of the assets acquired and the liabilities assumed at July 10, 2002, the date of acquisition.

       Current assets                   $              7,477
       Property, plant and equipment                 109,000
       Intangible asset   customer list               32,284
       Goodwill                                       36,000
                                                   ---------
       Total assets acquired                         184,761
                                                   ---------
       Current liabilities                          (18,948)
       Long-term debt                               (70,813)
                                                   --------
       Total liabilities assumed                    (89,761)
                                                   --------
       Net assets acquired              $            95,000
                                                   ========

The amount included for property, plant and equipment reflects a decrease of $36,000, and the amount included for goodwill reflects an increase of $36,000, from the Company's initial allocation of the purchase price that was shown in the Company's unaudited financial statements for the nine months ended December 31, 2002.

The accompanying financial statements for the year ended March 31, 2003 include the accounts of Omni, MPSI, A&V (from July 10, 2002) and MPHIS. Intercompany balances and transactions have been eliminated on consolidation.

3. Significant accounting policies:

  Cash and cash equivalents:

Cash and cash equivalents include cash on hand, money market accounts and short-term investments purchased with an original maturity of three months or less.

  Accounts receivable and concentration of credit risk:

The Company grants credit to its customers, generally without collateral. At March 31, 2003, no one customer accounted for 10% or more of accounts receivable. During the years ended March 31, 2003 and 2002, no one customer accounted for 10% or more of sales.

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               YEARS ENDED MARCH 31, 2003 AND 2002


3.   Significant accounting policies (continued):

  Inventories:

Inventories consist of surgical instruments and related components and are valued by using the average cost method at the lower of cost or market.

Property and equipment are recorded at cost. Depreciation is provided by use of straight-line and accelerated methods over the estimated useful lives of the assets ranging from 5 to 10 years.

  Goodwill and intangible assets:

In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method is prohibited after that date. SFAS No. 142 addresses the accounting and reporting for acquired goodwill and other intangible assets.
It changes the accounting for goodwill and other intangible assets with indefinite lives from an amortization method to an impairment-only approach and requires intangible assets with finite lives to be amortized over their useful lives. These statements were effective for the Company on April 1, 2002 and goodwill of $36,000 (which is expected to be fully tax-deductible), applicable to the medical transcription segment, was recorded on the acquisition of A&V in July 2002. A goodwill impairment test will be performed annually in the fourth quarter or upon significant changes in the Company's business environment.

The intangible asset consists of a customer list arising from the acquisition of A&V, and is being amortized on a straight-line basis over 5 years
(approximately $6,500 per year).   Amortization expense for the year ended
March 31, 2003 was approximately $4,300.

  Revenue recognition:

Revenue is recognized at the time goods are shipped and services are performed.

  Advertising:

Costs related to advertising and promotion of products are charged to sales and marketing expense as incurred. Advertising and promotion costs were approximately $101,200 and $171,700 for the years ended March 31, 2003 and 2002, respectively.

  Research and development:

Research and development costs are expensed as incurred. Research and development expense for the years ended March 31, 2003 and 2002 was approximately $24,000 and $8,000, respectively.

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               YEARS ENDED MARCH 31, 2003 AND 2002


3.           Significant accounting policies (continued):

Fair value of financial instruments:

The carrying amounts of the Company's cash and cash equivalents, accounts receivable and accounts payable approximate fair values due to the short maturities of these instruments. The carrying value of the Company's short-term borrowings approximates fair value based on the Company's current incremental borrowing rate for similar types of borrowing arrangements. The fair values of the Company's receivables and payables to related parties are not practicable to estimate due to the related party nature of the underlying transactions and indefinite payment terms.

  Derivative transactions:

During the year ended March 31, 2003, the Company utilized certain short-term derivative instruments, options and puts of marketable equity securities, for trading purposes. The Company accounted for these transactions at fair value, based on market quotes and cash settlements. These transactions exposed the Company to certain market and credit risks related to the underlying investment and the counter-party, respectively. Included in interest income for the year ended March 31, 2003 is approximately $30,300 of gains from these transactions. The Company held no derivative instruments at March 31, 2003.

  Stock-based compensation:

SFAS No. 123 "Accounting for Stock-Based Compensation" allows companies to choose whether to account for employee stock-based compensation on a fair-value method, or to account for such compensation under the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). The Company has chosen to account for employee stock-based compensation using APB 25. At March 31, 2003, the Company had no stock option plans.

  Income taxes:

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based upon the differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

  Comprehensive income:

SFAS No. 130, Reporting Comprehensive Income, establishes requirements for disclosure of comprehensive income. During the years ended March 31, 2003 and 2002, the Company did not have any components of comprehensive income to report.

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               YEARS ENDED MARCH 31, 2003 AND 2002


3.   Significant accounting policies (continued):

  Recently issued accounting pronouncements:

In January 2003, the Financial Accounting Standards Board ("FASB") issued SFAS Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"), which changes the criteria by which one company includes another entity in its consolidated financial statements. FIN 46 requires a variable interest entity ("VIE") to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. The consolidation requirements of FIN 46 apply immediately to VIE's created after January 31, 2003, and apply in the first fiscal period beginning after June 15, 2003, for VIE's created prior to February 1, 2003. As the Company does not currently have an interest in a VIE, management does not expect that the adoption of FIN 46 will have a significant immediate impact on the financial condition or results of operations of the Company.

In November 2002, the FASB issued SFAS Interpretation No. 45 ("FIN 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees and Indebtedness of Others. FIN 45 elaborates on the disclosures to be made by the guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires that a guarantor recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, while the provisions of the disclosure requirements are effective for financial statements of interim or annual reports ending after December 15, 2002. The Company is currently evaluating the recognition provisions of FIN 45, but does not expect that the adoption of FIN 45 will have a significant immediate impact on the financial condition or results of operations of the Company, as the Company has made no guarantees.

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and financial reporting for the impairment or disposal of long-lived assets. This statement was effective for the Company on April 1, 2002. The adoption of SFAS No. 144 did not have an impact on the financial condition or results of operations of the company.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation Transition and Disclosure. This statement amends SFAS No. 123, Accounting for Stock-Based Compensation and establishes two alternative methods of transition from the intrinsic value method to the fair value method of accounting for stock-based employee compensation. In addition, SFAS No. 148 requires prominent disclosure about the effects on reported net income and requires disclosure for these effects in interim financial information. The provisions for the alternative transition methods are effective for fiscal years ending after December 15, 2002 and the amended disclosure requirements are effective for interim periods beginning after December 15, 2002. The Company plans to continue accounting for stock-based compensation under APB
25. Therefore, this pronouncement is not expected to impact the Company's financial position or results of operations.

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               YEARS ENDED MARCH 31, 2003 AND 2002

3.   Significant accounting policies (continued):

  Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

4. Property and equipment:

At March 31, 2003, property and equipment consist of the following:

                                               Unaudited
                                               Proforma        Historical
                                               (Note 1)


     Office furniture and equipment       $            24,000 $      99,351
     Equipment                                         45,050       119,404
     Land and building                                 85,000        85,000
                                                     --------    ----------
                                                      154,050       303,755

     Less accumulated depreciation and amortization    10,263       129,586
                                                     --------    ----------
                                          $           143,787 $     174,169
                                                     ========    ==========
5. Notes payable:

At March 31, 2003, notes payable consist of the following:

                                              Unaudited
                                                Proforma         Historical
                                                (Note 1)

  Note payable, interest at 9.5%, payable in monthly
   installments of $2,000, originally due July 15, 2003,
   collateralized by inventory and accounts receivable            $  83,932

  Note payable, interest at 10.5%, payable in monthly
   installments of $5,635, originally due April 1, 2003,
   collateralized by inventory, accounts receivable, equipment
   and real estate owned by the Company's majority shareholder      204,757

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               YEARS ENDED MARCH 31, 2003 AND 2002

5. Notes payable (continued):

                                              Unaudited
                                                Proforma          Historical
                                               (Note 1)

  Note payable, interest at 8%, payable in
   monthly installments of $1,956, due July
   2009, collateralized by all of the assets
   of MPHIS                                   $    115,923  $      115,923

  Note payable, interest at 7.9%, payable in
   monthly installments of $590, due July 2016,
   collateralized by land and building              58,385          58,385

  Note payable, interest at 24%, payable in
   monthly installments of $905, due May 2004       12,931          12,931

  Note payable, related party, interest at 5%,
  payable in monthly installments of $375, due
  September 2004                                    10,874          10,874
                                                 ---------        --------
                                                   198,113         486,802
  Less current portion                              33,991         322,680
                                                 ---------        --------
                                         $         164,122  $      164,122
                                                 =========        ========

  Future minimum note payments as of March 31, 2003, are approximately as follows:

     Years ending March 31,
                    2004           $         322,680
                    2005                      26,265
                    2006                      20,277
                    2007                      21,957
                    2008                      45,773
            Thereafter                        49,850
                                           ---------
                                   $         486,802
                                          ==========

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               YEARS ENDED MARCH 31, 2003 AND 2002


6. Related party transactions:

During the years ended March 31, 2003 and 2002 the Company transferred inventory with a carrying value of approximately $20,000 and $25,000, respectively, to an officer and shareholder of the Company in exchange for a receivable. The shareholder used the inventory for promotional and other sales purposes on behalf of the Company. The Company entered into an agreement with the officer and shareholder whereby the receivable was to be settled in exchange for 32,944 shares of treasury stock, which management believes is the fair value of the stock. Accordingly, the amounts receivable from the shareholder have been shown as a reduction of stockholders equity at March 31, 2003 and 2002. This agreement was terminated in connection with the disposition of MPSI in May 2003, and the receivable was acquired by the shareholder.

At March 31, 2002, the Company owed $41,129 to one of its shareholders and officers. Interest on the advance was at 8% and the advance was due to be repaid in May 2005. In April 2002, the advance, together with accrued interest of $3,871 was converted to 197,232 shares of common stock. Included in interest expense for the year ended March 31, 2002 is $3,871 relating to the advance.

7. Commitments:

  Operating lease:

The Company leases its operating facility on a month-to-month basis. The lease may be canceled upon 30 days notice by the Company. The Company also leases office equipment under operating leases with various terms through February 2004. Total lease expense for the years ended March 31, 2003 and 2002 was approximately $33,000 and $36,000, respectively.

8. Income taxes:

At March 31, 2003 the Company has a net operating loss carryforward of approximately $1,690,000, expiring on various dates through 2023 if not utilized. The net operating loss carry forwards may be subject to certain limitations due to the disposition of MPSI and to business acquisitions and other transactions. A valuation allowance has been provided to reduce to zero deferred tax assets arising from net operating losses and temporary differences because the future utilization cannot be assured at this time.

9. Shareholders' equity:

During the year ended March 31, 2002, 43,829 shares of common stock were issued in exchange for a note payable in the amount of $20,000. Also during the year ended March 31, 2002, 1,314,878 shares of common stock were issued
pursuant to employment agreements to two of the Company's directors.   Theses
shares were valued at $80,000 at the date of issuance. Compensation expense of $67,778 and $41,111 has been deferred at March 31, 2002 and March 31, 2003, respectively, in accordance with the terms of the employment agreements.

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               YEARS ENDED MARCH 31, 2003 AND 2002



9. Shareholders' equity (continued):

During the year ended March 31, 2003, 863,889 shares of common stock were issued in private placements at prices ranging from $0.22 to $0.75 per share; 197,232 shares of common stock were issued in exchange for a note payable to an officer of the Company in the amount of $45,000 and 30,000 shares of common stock valued at $30,000 were issued in connection with the Company's acquisition of the assets of A&V. During the year ended March 31, 2003, the Company's founding shareholder awarded 230,100 of his shares of the Company's common stock to Company employees. The Company has accounted for this award as a capital contribution by the founding shareholder resulting in compensation expense and an increase in additional paid-in capital of $52,500. Also during the year ended March 31, 2003, the Company reserved 130,000 shares of common stock for issuance to employees as compensation. Certain employees and directors were awarded 19,750 shares of common stock valued at $0.75 per share resulting in compensation expense of $14,813.

10.  Subsequent events:

Effective May 30, 2003, the Company entered into an asset purchase agreement with Medical Billings Management Inc., a corporation based in the state of Mississippi. As a result of the acquisition, the Company expanded its medical transcription and medical billings business. Under the terms of the agreement, the Company purchased certain operating assets and assumed certain lease obligations of Medical Billings Management Inc., in exchange for $450,000 ($150,000 paid at closing, $75,000 payable six months after closing and $225,000 payable on May 31, 2004, subject to an earn-out provision based on actual revenues).

On September 5, 2003, the Company completed a merger with Piezo Instruments, Inc., ("Piezo"), a Utah Corporation. Piezo is effectively a public shell company with no significant assets or liabilities. Under the terms of the agreement and plan of reorganization, the shareholders of the Company sold 100% of the issued and outstanding shares of the Company to Piezo in exchange for 16,000,000 newly issued shares of voting common stock of Piezo. The transaction is expected to be accounted for as a reverse acquisition of Piezo by the Company since the shareholders of the Company own approximately 89% of the post-acquisition common stock of the consolidated entity immediately after the completion of the transaction.

           OMNI MEDICAL HOLDINGS, INC. AND SUBSIDIARIES

   (FORMERLY KNOWN AS MASTEL PRECISION, INC. AND SUBSIDIARIES)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               YEARS ENDED MARCH 31, 2003 AND 2002
11.  Contingencies:

On October 1, 2003, (unaudited) some of the minority shareholders of the entity formerly known as Daycor, notified the Company that they believe that Omni has taken actions that have diluted their interests. These minority shareholders have demanded the return of certain assets or a substantial financial settlement to be reached within 15 days. These minority shareholders have notified the Company of their intentions to make a filing with the American Arbitration Association pursuant to the Agreement for the Exchange of Common Stock dated April 15, 2002 if the matter is not resolved within the 15 day timeframe. There have been no stated monetary damages claimed. Management believes that the issue raised by these minority shareholders is without merit and management intends to vigorously defend any action, if filed. However, it is too early to determine the ultimate outcome of the matter.

          (b)  Pro Forma Financial Information.

Proforma balance sheets and statements of operations as of the most recent year and interim periods have not been presented as management believes that they would not differ from the historical September 30, 2003 balance sheets and statements of operations already presented since Piezo had no significant assets, liabilities or operating activities.

          (c) Exhibits.

          Attached:
          ---------

          2.1     Agreement and Plan of Reorganization*

                     Exhibit A & A-1  Omni Stockholders
                     Exhibit B        Piezo Financial Statements for
                                      the years ended December 31, 2002
                                      and 2001(1)
                     Exhibit B-1      Piezo Financial Statements for
                                      The period ended June 30, 2003(2)
                     Exhibit C        Exceptions to Piezo Financial
                                      Statements
                     Exhibit D        Omni Financial Statements
                                      for the years ended March 31,
                                      2002 and 2001 ("Audited", and the
                                      nine months ended December 31, 2002
                                      (Unaudited)(3)
                     Exhibit E        Exceptions to Omni Financial
                                      Statements
                     Exhibit F        Investment Letter
                     Exhibit G        Piezo Compliance Certificate
                     Exhibit H        Omni Compliance Certificate
                     Schedule 1.5.1   Canceling Principal Stockholders
                     Schedule 1.5.2   Shares Issued in Consideration
                                      Of Cancellation and Waiver of
                                      Registration Rights
                     Schedule 1.6.1   Piezo Stockholders Subject to
                                      Lock-Up/Leak-Out Agreement
                     Schedule 1.6.2   Lock-Up/Leak-Out Agreement
                     Schedule 1.7.1   Consulting Agreement

          99.1     Letter to Omni Stockholders*

          99.2     Accredited/Sophisticated Investor Questionnaire*

          99.3     Letter of Instructions*

          99.4     Acknowledgment*

*  Previously filed with the Securities and Exchange Commission.

          Incorporated by Reference:
          --------------------------

10-KSB Annual Report for the year ended December 31, 2002, filed with the Securities and Exchange Commission on March 26, 2003.

10-QSB Quarterly Report for the quarter ended June 30, 2003, filed with the Securities and Exchange Commission on July 16, 2003.

Preliminary Information Statement filed with the Securities and Exchange Commission on September 17, 2003.

Amended Preliminary Information Statement filed with the Securities and Exchange Commission on September 23, 2003.

          (1) Incorporated by reference from the 10-KSB Annual Report of Piezo for the year ended December 31, 2002.

          (2) Incorporated by reference from the 10-QSB Quarterly Report of Peizo for the quarter ended June 30, 2003.

          (3) See the caption "Financial Statements of Omni," above, and Item
              7.


                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OMNI MEDICAL HOLDINGS, INC.



Date: 11/21/03                          /s/ Arthur D. Lyons
      --------                          ------------------------
                                        Arthur D. Lyons
                                        Director and President